UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
  SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 6, 2005 (October 5, 2005)

TOYS “R” US, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500
Registrant’s Telephone Number, including Area Code

____________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	REGULATION FD DISCLOSURE

On October 5, 2005, Vornado Realty Trust ("Vornado") filed a Current Report on Form 8-K/A containing unaudited consolidated pro forma financial information relating to its July 21, 2005 acquisition of an indirect 32.9% interest in Toys "R" Us, Inc. (the "Company"). Vornado's pro forma financial information was based, in part, upon certain unaudited pro forma condensed consolidated financial information relating to the Company that was prepared solely to enable Vornado to prepare its financial information reflecting the application of purchase accounting to its acquisition of its interest in the Company. As a separate reporting company, however, the Company will be preparing and presenting its consolidated financial statements on a historical basis and will not apply purchase accounting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: October 6, 2005	By:	/s/ Raymond L. Arthur
	Name:	Raymond L. Arthur
	Title:	Executive Vice President -
Chief Financial Officer